UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	May 5, 2017

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2017, Teleflex Incorporated (the “Company”) promoted John R. Deren to the position of Vice President and Chief Accounting Officer. Mr. Deren joined the Company in May 2013 as Vice President and Corporate Controller. Prior to joining the Company, Mr. Deren served as Vice President and Global Controller at Trinseo S.A. (formerly, Styron, LLC), a materials manufacturer, from January 2011 to May 2013. Prior to that, Mr. Deren held financial management positions with Excelon Corporation, an energy provider, and Rohm and Haas Company, a specialty chemical company, and was a senior manager with PricewaterhouseCoopers LLP, a public accounting firm.
In connection with his promotion, on May 9, 2017 (the "Grant Date"), Mr. Deren received an equity grant under the Company's 2014 Stock Incentive Plan of stock options to purchase 948 shares of Company stock and 108 restricted stock units. The options will vest in three equal annual installments beginning one year from the Grant Date. The restricted stock units will vest in their entirety on the third anniversary of the Grant Date. There were no other changes to Mr. Deren's compensation in connection with this promotion.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2017 annual meeting of stockholders on May 5, 2017 (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s stockholders voted on:

•
the election of three directors of the Company to serve for a term of three years and one director for a term of two years or, in each case, until their successors have been duly elected and qualified;

•	the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•	an advisory vote on whether the advisory vote on the compensation of the Company’s named executive officers should be held every one, two or three years; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

(b) The final voting results with respect to each proposal are set forth below.

1.    Election of Directors

Class of 2020

Name	For	Against	Abstain	Broker Non-Votes
George Babich, Jr.	38,196,393	615,573	40,231	2,017,152
Gretchen R. Haggerty	38,515,405	299,457	37,334	2,017,152
Benson F. Smith	37,974,916	838,474	38,806	2,017,152

Class of 2019

Name	For	Against	Abstain	Broker Non-Votes
Richard A. Packer	38,617,175	193,023	41,998	2,017,152

2.    Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
37,344,883	1,354,523	152,791	2,017,152

3.    Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
34,726,939	152,282	3,905,471	67,504	2,017,152

4.    Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
40,646,876	174,313	48,159	0

(c) In light of the voting results with respect to the frequency of stockholder votes on executive compensation, the Company has decided that it will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives. The Company is required to hold votes on frequency every six years.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2017	TELEFLEX INCORPORATED By: /s/ James J. Leyden Name: James J. Leyden Title: Vice President, General Counsel and Secretary